Exhibit 99.1

J. ALEXANDER’S ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF SHAREHOLDERS

Expected to Reconvene Thursday, February 1 at 2 PM CT

Approval of Proposal 4, removing Tennessee Control Share Acquisition Act from Charter, No Longer a Condition to Closing

NASHVILLE, Tenn., January 30, 2018 – J. Alexander’s Holdings, Inc. (NYSE: JAX) (“J. Alexander’s”) today announced that the Special Meeting of Shareholders has been adjourned for two days. The shareholder meeting is expected to reconvene on February 1, 2018 at 2:00 PM CT at the Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee, 37203.

“Recently, Fidelity Newport Holdings, LLC and Cannae Holdings, LLC proposed and we agreed that Proposal 4 in our proxy statement regarding removing the Tennessee Control Share Acquisition Act provision from J. Alexander’s Charter, will no longer be required for closing, pursuant to an amendment to the Merger Agreement. We believe that this change is favorable to our shareholders to allow them to decide whether to remove the Control Share Acquisition Act provision from the Charter but not maintain this condition to the Merger closing. This will allow the closing to occur if the shareholders approve Proposals 1, 2, 3A, and 3B as described in the second supplement to the proxy statement, which we filed today.”

“We appreciate the level of shareholder engagement that we have experienced in connection with the proposed transaction. In particular, we are grateful for the vocal support we received from some of the company’s largest shareholders. We remain confident in the significant near- and long-term value this transaction will create for investors and we encourage all shareholders to vote “FOR” this transaction on the white proxy card TODAY,” said Lonnie J. Stout II, President and Chief Executive Officer. “

Shareholders are reminded that their vote is important and are encouraged to vote at their earliest convenience. Shareholders who have already voted do not need to recast their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so using the instructions provided in the definitive proxy statement.

To learn more about the transaction, please visit www.jalexandersand99.com.

If shareholders have questions, or need assistance in voting shares, please call: Georgeson LLC, (866) 432-2791.

About J. Alexander’s

J. Alexander’s Holdings, Inc. is a collection of boutique restaurants that focus on providing high quality food, outstanding professional service and an attractive ambiance. The company presently owns and operates the following concepts: J. Alexander’s, Redlands Grill, Stoney River Steakhouse and Grill and Lyndhurst Grill. J. Alexander’s Holdings, Inc. has its headquarters in Nashville, Tennessee. To learn more about J. Alexander’s, please visit www.jalexandersholdings.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, J. Alexander’s Holdings, Inc. (the “Company,” “J. Alexander’s” or “JAX”) cautions that certain information contained or incorporated by reference in this document and its filings with the Securities and Exchange Commission (the “SEC”), in its press releases and in statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss the Company’s current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding the Company’s expectations, intentions or strategies and regarding the future. The Company disclaims any intent or obligation to update these forward-looking statements.

Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: the fact that certain directors and executive officers of the Company and 99 Restaurants, LLC (“99 Restaurants”) may have interests in the transactions that are different from, or in addition to, the interests of the Company’s shareholders generally; uncertainties as to whether the requisite approvals of the Company’s shareholders will be obtained; the risk of shareholder litigation in connection with the transactions and any related significant costs of defense, indemnification and liability; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances that may give rise to the payment of a termination fee by the Company; the effects of disruptions to respective business operations of the Company or 99 Restaurants resulting from the transactions, including the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and other business partners; the risks associated with the future performance of the business of 99 Restaurants; the risks of integration of the business of 99 Restaurants and the possibility that costs or difficulties related to such integration of the business of 99 Restaurants will be greater than expected; the risk that the Company may not be able to obtain borrowing pursuant to an amendment of its existing credit facility on favorable terms, or at all, in order to repay the debt assumed in connection with the consummation of the transactions; the possibility that the anticipated benefits and synergies from the proposed transactions cannot be fully realized or may take longer to realize than expected; the fact that the Company has incurred and will continue to incur substantial transaction-related costs; and the fact that the transactions will dilute the Company’s economic interest in certain operating subsidiaries of the Company, and any increase in total revenue, income and cash flows of such operating subsidiaries as a result of the transactions may not outweigh such dilution. Further, the business of 99 Restaurants and the business of the Company remain subject to a number of general risks and other factors that may cause actual results to differ materially. There can be no assurance that the proposed transactions will in fact be consummated.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that the Company files from time to time with the SEC, including those items listed under the “Risk Factors” heading in Item 1.A of the Company’s Annual Report on Form 10-K for the year ended January 1, 2017, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended October 1, 2017, July 2, 2017, and April 2, 2017. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated transactions, are more fully discussed in the definitive proxy statement filed with the SEC on December 21, 2017, as supplemented. These forward-looking statements reflect the Company’s expectations as of the date of this communication. The Company disclaims any intent or obligation to update these forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

The Company cautions shareholders and other interested parties that certain statements and assumptions included in this document include, make reference to, or otherwise rely on historical results of financial operations and projected financial information of 99 Restaurants as reported to us by 99 Restaurant’s management team without our independent verification.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A on December 21, 2017, which has been mailed to the Company’s shareholders on or about December 22, 2017. The Company has filed with the SEC a First Supplement to the Proxy Statement on January 22, 2018. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AS SUPPLEMENTED, REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY FURTHER AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other filings containing information about the Company at the SEC’s website at www.sec.gov. The definitive proxy statement and the other filings may also be obtained free of charge at the Company’s “Investor Relations” website at investor.jalexandersholdings.com under the tab “More” and then under the tab “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 11, 2017, and the definitive proxy statement for the Company’s meeting of shareholders to vote on the proposed merger, as filed with the SEC on December 21, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transactions are included in the above-referenced definitive proxy statement regarding the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Contact

J. Alexander’s Holdings, Inc.

Mark A. Parkey

615-269-1900

Sard Verbinnen & Co

Patrick Scanlan/Danya Al-Qattan

212-687-8080